ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND II P (THE “FUND”)

SUPPLEMENT

DATED OCTOBER 1, 2009

to the Prospectus Dated May 1, 2009 (the “Prospectus”)

Effective November 1, 2009, the minimum initial subscription amount has been changed from $100,000 to $50,000 and the minimum balance requirement has been changed from $75,000 to $50,000. In connection with such changes, the Prospectus is hereby supplemented as follows:

1.	On the front cover of the Prospectus, the figure of “$100,000” in the first sentence and in the chart in footnote (1) is hereby deleted and replaced with “$50,000.”

2.	On the inside front cover of the Prospectus, the figure of “$100,000” in the third sentence of the paragraph titled “Eligible Investors” is hereby deleted and replaced with “$50,000.”

3.	On page 8 of the Prospectus, the figure of “$100,000” in the chart in the second paragraph adjacent to “The Offering” in the “Summary of Terms” section is hereby deleted and replaced with “$50,000.”

4.	On page 10 of the Prospectus, the figure of “$100,000” at the end of the first sentence of the first paragraph adjacent to “Purchase of Shares” in the “Summary of Terms” section is hereby deleted and replaced with “$50,000.”

5.	On page 20 of the Prospectus, the “Example” in the “Summary of Fees and Expenses” section and the first paragraph of the immediately succeeding footnote * in the same “Summary of Fees and Expenses” section are hereby deleted and replaced with the following:

“ EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return:†

1 year	3 years	5 years	10 years
$98	$258	$425	$874

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	On an investment of $50,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $50,000 investment, assuming a 5% annual return:

1 year††	3 years††	5 years††	10 years††
$4,882	$12,891	$21,238	$43,676

††	Year 1 expenses reflect a contractual fee waiver and expense reimbursement agreement between the Adviser and the Master Fund, as set forth in the footnotes to the fee table.

*

Generally, the stated minimum initial investment in the Fund is $50,000, which stated minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 2% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
$50,000—$499,999	2%
$500,000—$999,999	1.5%
$1,000,000—$4,999,999	1%
$5,000,000 or more	None

6.	On page 62 of the Prospectus, the figure of “$100,000” in the chart in the fourth paragraph and in the first sentence of the sixth paragraph in the “Purchase of Shares—Purchase Terms” section is hereby deleted and replaced with “$50,000.”

7.	On page 62 of the Prospectus, the figure of “$75,000” at the end of the last sentence of the sixth paragraph in the “Purchase of Shares—Purchase Terms” section is hereby deleted and replaced with “$50,000.”

8.	On page 65 of the Prospectus, the figure of “$75,000” in the first sentence of the tenth paragraph in the “Repurchases and Transfers of Shares—Repurchases of Shares” section is hereby deleted and replaced with “$50,000.”

9.	On page 66 of the Prospectus, the figure of “$75,000” at the end of the first sentence of the second paragraph in the “Repurchases and Transfers of Shares—Transfers of Shares” section is hereby deleted and replaced with “$50,000.”

10.	On page 71 of the Prospectus, the figure of “$100,000” at the end of the first sentence of the third paragraph in the “Plan of Distribution” section is hereby deleted and replaced with “$50,000.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.